SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): April 27, 2004
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                           K-TRON INTERNATIONAL, INC.
                           --------------------------
                 (Exact Name of Registrant Specified in Charter)


        New Jersey                      0-9576                22-1759452
      --------------                --------------         --------------
      (State or Other              (Commission File         (I.R.S. Employer
      Jurisdiction of                   Number)            Identification No.)
      Incorporation)


           Routes 55 & 553
             P.O. Box 888
           Pitman, New Jersey                             08071-0888
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 (Address of Principal Executive Offices)                 (Zip Code)





       Registrant's telephone number, including area code: (856) 589-0500
                                                           --------------



                                 Not Applicable
            ---------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 12.  Results of Operations and Financial Condition.

           On April 27, 2004, K-Tron International, Inc. issued a press release announcing its first quarter 2004 financial results. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference.






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


                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           K-TRON INTERNATIONAL, INC.


                                           By /s/ Edward B. Cloues, II
                                              ----------------------------------
                                                Edward B. Cloues, II
                                                Chairman of the Board and
                                                Chief Executive Officer



Dated: April 29, 2004





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



                                  Exhibit Index
                                  -------------

       Exhibit
       -------
         99.1 Press Release, dated April 27, 2004, issued by K-Tron International, Inc.